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                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                J. P. Morgan Trust Company, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

                  --------------------------------------------
                            METLIFE CAPITAL TRUST II
               (Exact name of obligor as specified in its charter)

         DELAWARE                                            (TO BE APPLIED FOR)
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

200 PARK AVENUE
NEW YORK, NEW YORK                                                    10166-0188
(Address of principal executive offices)                              (Zip Code)

             TRUST PREFERRED SECURITIES OF METLIFE CAPITAL TRUST II
                       (Title of the indenture securities)

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ITEM 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.
            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.     AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.    LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1. Articles of Association of the Trustee as Now in Effect (see
                 Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2. Certificate of Authority of the Trustee to Commence Business
                 (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers
                 (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1
                 filed in connection with Form 8-K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5. Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the
                 Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8. Not Applicable

      Exhibit 9. Not Applicable

                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of April, 2005.

                                J. P. Morgan Trust Company, National Association

                                   By: /s/ Albert P. Mari, Jr.
                                      --------------------------
                                      Albert P. Mari, Jr.
                                      Vice President

                                       3
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EXHIBIT 7. Report of Condition of the Trustee.

                                       4
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                 J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                 MARCH 31, 2005

                                                                 ($000)
                                                                ---------
ASSETS
    Cash and Due From Banks                                     $  29,397
    Securities                                                    207,530
    Loans and Leases                                              110,719
    Premises and Fixed Assets                                       8,753
    Intangible Assets                                             370,377
    Goodwill                                                      202,094
    Other Assets                                                   42,767
                                                                ---------
       Total Assets                                             $ 971,637
                                                                =========

LIABILITIES
    Deposits                                                    $ 121,455
    Other Liabilities                                              55,518
                                                                ---------
       Total Liabilities                                          176,973

EQUITY CAPITAL
    Common Stock                                                      600
    Surplus                                                       701,587
    Retained Earnings                                              92,477
                                                                ---------
       Total Equity Capital                                       794,664
                                                                ---------

       Total Liabilities and Equity Capital                     $ 971,637
                                                                =========